Exhibit 10.2

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT NO. 4 TO

CLINICAL TRIAL AGREEMENT E2112

BETWEEN

ECOG-ACRIN CANCER RESEARCH GROUP

AND SYNDAX PHARMACEUTICALS, INC.

This Amendment No. 4 (the “Amendment” or “Amendment 4”) to Clinical Trial E2112 entered into on March 14, 2014 (the “Agreement”) is entered into as of April 20, 2016 (the “Effective Date”), by and between ECOG-ACRIN Cancer Research Group, on behalf of itself and its member hospitals, institutions and physicians (the “Group,” “ECOG” or “ECOG-ACRIN”), and Syndax Pharmaceuticals, Inc. (“Company” or “Syndax”).

WITNESSETH:

WHEREAS, pursuant to the Agreement, the parties agreed to certain terms specified therein for research services related to Group’s performance of the Study; and

WHEREAS, the parties agree to increase the support for the Study to cover budget support for *** services as set forth herein.

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

A.	The following is added to Section 1.F of the Agreement:

The Company will provide financial support to the Group in the amount of $7,908 to perform Protocol and *** services in *** and ***. The maximum financial support for the Agreement is increased from $21,424,386 by $7,908 to $21,432,294.

B.	Exhibit B of the Agreement is deleted in its entirety and replaced by Exhibit B attached hereto.

C.	This Amendment constitutes the full understanding of the parties and a complete and exclusive statement of the terms of their agreement with respect to the subject matter described herein, and no terms, conditions, understanding, or agreement purporting to modify or vary the terms of this Amendment shall be binding unless made in writing and signed by the parties.

D.	Except to the extent amended herein, all of the terms and conditions of the Agreement remain in full force and effect.

E.	Capitalized terms herein that are not defined shall have the meaning ascribed to such terms in the Agreement.

F.	This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall be considered one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment, as of the Effective Date, by proper persons duly authorized.

ECOG-ACRIN Cancer Research Group	Syndax Pharmaceuticals, Inc.

/s/ Robert L. Comis	/s/ Allan Shaw
Name: Robert L. Comis, M.D.	Name: Allan Shaw
Title: Group Co-Chair	Title: CFO

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B

E2112 Budget & Payment Schedule

A.	Budget Details

1.	Budget – Excluding Amendment 1

The budget for this project is $19,406,948 which is itemized as follows:

***

2.	Budget – Amendment 1

The budget for Amendment 1 is $1,200,000 which is itemized as follows:

***

3.	Budget – Amendment 3

The budget for Amendment 3 (*** Support) is $450,000 which is itemized as follows:

***

The budget for Amendment 3 (***) is $367,438 which is itemized as follows:

***

4.	Budget – Amendment 4

The budget for Amendment 4 (*** Services) is $7,908 which is itemized as follows:

***

5.	Invoicing and Payments

Company will make payments within *** of receipt of invoices from Group according to the Payment Schedule herein. Payments will be made to as set forth in Section 1.B of the Agreement as follows:

ECOG Research and Education Foundation, Inc.

Agent for ECOG-ACRIN Cancer Research Group

Attn: Donna Marinucci

1818 Market Street, Suite 1100

Philadelphia, PA 19103

Group will send invoices to the following address:

Jeannette Hasapidis

VP, Clinical Operations

Syndax Pharmaceuticals, Inc.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

400 Totten Pond Road, Suite 110

Waltham, MA 02451

B.	Payment Schedule — Excluding Amendment 1

Group will submit invoices to Company in accordance with the following Payment Schedule:

***

C.	Payment Schedule — Amendment 1

Group will submit invoices to Company in accordance with the following Payment Schedule:

***

D.	Payment Schedule — Amendment 3 (***)

Group will submit invoices to Company in accordance with the following Payment Schedule:

***

E.	Payment Schedule — Amendment 3 (***)

***

F.	Payment Schedule — Amendment 4

Group will submit invoices to Company in accordance with the following Payment Schedule:

***

4

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.